Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2008 and 2007

	3rd Quarter
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$247,753	$208,423	$39,330
Natural gas distribution	82,452	67,599	14,853

Total operating revenues	330,205	276,022	54,183

Operating Expenses
Cost of gas	35,901	31,088	4,813
Operations and maintenance	88,168	84,857	3,311
Depreciation, depletion and amortization	47,111	41,457	5,654
Taxes, other than income taxes	27,266	18,988	8,278
Accretion expense	1,081	1,000	81

Total operating expenses	199,527	177,390	22,137

Operating Income	130,678	98,632	32,046

Other Income (Expense)
Interest expense	(10,319)	(11,418)	1,099
Other income	725	885	(160)
Other expense	(2,009)	(244)	(1,765)

Total other expense	(11,603)	(10,777)	(826)

Income from Continuing Operations Before Income Taxes	119,075	87,855	31,220
Income tax expense	46,011	29,841	16,170

Income from Continuing Operations	73,064	58,014	15,050

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	2	(2)
Gain on disposal of discontinued operations	—	18	(18)

Income from Discontinued Operations	—	20	(20)

Net Income	$73,064	$58,034	$15,030

Diluted Earnings Per Average Common Share
Continuing operations	$1.01	$0.80	$0.21
Discontinued operations	—	—	—

Net Income	$1.01	$0.80	$0.21

Basic Earnings Per Average Common Share
Continuing operations	$1.02	$0.81	$0.21
Discontinued operations	—	—	—

Net Income	$1.02	$0.81	$0.21

Diluted Avg. Common Shares Outstanding	72,116	72,275	(159)

Basic Avg. Common Shares Outstanding	71,590	71,623	(33)

Dividends Per Common Share	$0.12	$0.115	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2008 and 2007

	Year-to-date
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$704,428	$605,812	$98,616
Natural gas distribution	488,689	477,793	10,896

Total operating revenues	1,193,117	1,083,605	109,512

Operating Expenses
Cost of gas	253,159	252,584	575
Operations and maintenance	268,147	251,011	17,136
Depreciation, depletion and amortization	133,641	118,184	15,457
Taxes, other than income taxes	92,039	71,170	20,869
Accretion expense	3,181	2,921	260

Total operating expenses	750,167	695,870	54,297

Operating Income	442,950	387,735	55,215

Other Income (Expense)
Interest expense	(31,699)	(35,655)	3,956
Other income	1,455	2,396	(941)
Other expense	(3,057)	(626)	(2,431)

Total other expense	(33,301)	(33,885)	584

Income from Continuing Operations Before Income Taxes	409,649	353,850	55,799
Income tax expense	153,019	124,052	28,967

Income from Continuing Operations	256,630	229,798	26,832

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	3	(3)
Gain on disposal of discontinued operations	—	18	(18)

Income from Discontinued Operations	—	21	(21)

Net Income	$256,630	$229,819	$26,811

Diluted Earnings Per Average Common Share
Continuing operations	$3.56	$3.18	$0.38
Discontinued operations	—	—	—

Net Income	$3.56	$3.18	$0.38

Basic Earnings Per Average Common Share
Continuing operations	$3.58	$3.21	$0.37
Discontinued operations	—	—	—

Net Income	$3.58	$3.21	$0.37

Diluted Avg. Common Shares Outstanding	72,129	72,173	(44)

Basic Avg. Common Shares Outstanding	71,604	71,566	38

Dividends Per Common Share	$0.36	$0.345	$0.015

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending September 30, 2008 and 2007

	Trailing 12 Months
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$924,208	$826,141	$98,067
Natural gas distribution	620,364	638,223	(17,859)

Total operating revenues	1,544,572	1,464,364	80,208

Operating Expenses
Cost of gas	319,004	341,489	(22,485)
Operations and maintenance	350,579	321,448	29,131
Depreciation, depletion and amortization	176,834	155,798	21,036
Taxes, other than income taxes	116,700	93,447	23,253
Accretion expense	4,208	3,849	359

Total operating expenses	967,325	916,031	51,294

Operating Income	577,247	548,333	28,914

Other Income (Expense)
Interest expense	(43,144)	(46,497)	3,353
Other income	1,727	1,859	(132)
Other expense	(3,390)	(886)	(2,504)

Total other expense	(44,807)	(45,524)	717

Income from Continuing Operations Before Income Taxes	532,440	502,809	29,631
Income tax expense	196,396	177,888	18,508

Income from Continuing Operations	336,044	324,921	11,123

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	3	(3)
Gain on disposal of discontinued operations	—	18	(18)

Income from Discontinued Operations	—	21	(21)

Net Income	$336,044	$324,942	$11,102

Diluted Earnings Per Average Common Share
Continuing operations	$4.66	$4.50	$0.16
Discontinued operations	—	—	—

Net Income	$4.66	$4.50	$0.16

Basic Earnings Per Average Common Share
Continuing operations	$4.69	$4.54	$0.15
Discontinued operations	—	—

Net Income	$4.69	$4.54	$0.15

Diluted Avg. Common Shares Outstanding	72,141	72,170	(29)

Basic Avg. Common Shares Outstanding	71,626	71,598	28

Dividends Per Common Share	$0.475	$0.455	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2008 and 2007

	3rd Quarter
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$145,283	$123,499	$21,784
Oil	82,375	66,689	15,686
Natural gas liquids	18,404	17,486	918
Other	1,691	749	942

Total	$247,753	$208,423	$39,330

Production volumes from continuing operations
Natural gas (MMcf)	17,258	16,495	763
Oil (MBbl)	1,055	1,025	30
Natural gas liquids (MMgal)	17.8	19.6	(1.8)
Production volumes from continuing ops. (MMcfe)	26,134	25,445	689
Total production volumes (MMcfe)	26,134	25,445	689
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$8.42	$7.49	$0.93
Oil (barrel)	$78.08	$65.06	$13.02
Natural gas liquids (gallon)	$1.03	$0.89	$0.14
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$43,890	$38,706	$5,184
Production taxes	20,610	12,968	7,642

Total	$64,500	$51,674	$12,826

Depreciation, depletion and amortization	$34,849	$29,610	$5,239
General and administrative expense	$10,228	$12,844	$(2,616)
Capital expenditures	$122,597	$94,274	$28,323
Exploration expenditures	$906	$1,396	$(490)
Operating income	$137,270	$112,899	$24,371

Natural Gas Distribution
Operating revenues
Residential	$38,347	$35,685	$2,662
Commercial and industrial	24,121	21,384	2,737
Transportation	10,816	10,575	241
Other	9,168	(45)	9,213

Total	$82,452	$67,599	$14,853

Gas delivery volumes (MMcf)
Residential	1,505	1,537	(32)
Commercial and industrial	1,390	1,520	(130)
Transportation	10,706	12,779	(2,073)

Total	13,601	15,836	(2,235)

Other data
Depreciation and amortization	$12,262	$11,847	$415
Capital expenditures	$15,959	$14,023	$1,936
Operating loss	$(5,891)	$(13,673)	$7,782

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2008 and 2007

	Year-to-date
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$411,453	$371,436	$40,017
Oil	221,402	181,388	40,014
Natural gas liquids	55,915	49,076	6,839
Other	15,658	3,912	11,746

Total	$704,428	$605,812	$98,616

Production volumes from continuing operations
Natural gas (MMcf)	50,081	47,732	2,349
Oil (MBbl)	3,005	2,898	107
Natural gas liquids (MMgal)	52.7	57.6	(4.9)
Production volumes from continuing ops. (MMcfe)	75,639	73,350	2,289
Total production volumes (MMcfe)	75,639	73,349	2,290
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$8.22	$7.78	$0.44
Oil (barrel)	$73.69	$62.58	$11.11
Natural gas liquids (gallon)	$1.06	$0.85	$0.21
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$128,627	$113,236	$15,391
Production taxes	58,739	38,568	20,171

Total	$187,366	$151,804	$35,562

Depreciation, depletion and amortization	$97,240	$83,083	$14,157
General and administrative expense	$37,755	$39,582	$(1,827)
Capital expenditures	$295,507	$254,795	$40,712
Exploration expenditures	$4,215	$1,671	$2,544
Operating income	$377,852	$329,672	$48,180

Natural Gas Distribution
Operating revenues
Residential	$301,633	$306,312	$(4,679)
Commercial and industrial	133,004	130,279	2,725
Transportation	37,825	36,509	1,316
Other	16,227	4,693	11,534

Total	$488,689	$477,793	$10,896

Gas delivery volumes (MMcf)
Residential	16,247	16,303	(56)
Commercial and industrial	8,349	8,373	(24)
Transportation	36,267	38,396	(2,129)

Total	60,863	63,072	(2,209)

Other data
Depreciation and amortization	$36,401	$35,101	$1,300
Capital expenditures	$44,955	$45,596	$(641)
Operating income	$67,125	$59,734	$7,391

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending September 30, 2008 and 2007

	Trailing 12 Months
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$539,423	$477,923	$61,500
Oil	291,511	226,701	64,810
Natural gas liquids	75,462	61,182	14,280
Other	17,812	60,335	(42,523)

Total	$924,208	$826,141	$98,067

Production volumes from continuing operations
Natural gas (MMcf)	66,649	63,500	3,149
Oil (MBbl)	3,986	3,807	179
Natural gas liquids (MMgal)	72.3	76.9	(4.6)
Production volumes from continuing ops. (MMcfe)	100,895	97,321	3,574
Total production volumes (MMcfe)	100,895	97,320	3,575
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$8.09	$7.53	$0.56
Oil (barrel)	$73.14	$59.55	$13.59
Natural gas liquids (gallon)	$1.04	$0.80	$0.24
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$163,671	$147,300	$16,371
Production taxes	73,969	49,623	24,346

Total	$237,640	$196,923	$40,717

Depreciation, depletion and amortization	$128,398	$109,333	$19,065
General and administrative expense	$52,985	$43,640	$9,345
Capital expenditures	$420,191	$357,867	$62,324
Exploration expenditures	$5,438	$2,340	$3,098
Operating income	$499,747	$473,905	$25,842

Natural Gas Distribution
Operating revenues
Residential	$383,613	$409,743	$(26,130)
Commercial and industrial	167,629	172,465	(4,836)
Transportation	50,571	49,348	1,223
Other	18,551	6,667	11,884

Total	$620,364	$638,223	$(17,859)

Gas delivery volumes (MMcf)
Residential	20,609	22,032	(1,423)
Commercial and industrial	10,569	11,040	(471)
Transportation	49,318	51,209	(1,891)

Total	80,496	84,281	(3,785)

Other data
Depreciation and amortization	$48,436	$46,465	$1,971
Capital expenditures	$58,221	$62,806	$(4,585)
Operating income	$80,133	$76,491	$3,642